      As filed with the Securities and Exchange Commission on July 1, 2002
                                                         Registration No. 333-**
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               -----------------

                              PHARMACIA CORPORATION
               (Exact name of company as specified in its charter)

                  Delaware                              43-0420020
       (State or Other Jurisdiction of      (I.R.S. Employer Identification No.)
        Incorporation or Organization)


               100 Route 206 North
                    Peapack, NJ                                07977
      (Address of principal executive offices)               (Zip Code)


                              Pharmacia Corporation
                                Savings Plus Plan
                            (Full title of the plan)

                             Don W. Schmitz, Esquire
             Vice President, Associate General Counsel and Secretary
                              Pharmacia Corporation
                               100 Route 206 North
                                Peapack, NJ 07977
                     (Name and address of agent for service)

                                  908-901-8000
          (Telephone number, including area code, of agent for service)

                                -----------------

                         Copy of all communications to:
                             Robert J. Lichtenstein
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                      Philadelphia, Pennsylvania 19103-2921
                                 (215) 963-5000

                                                   CALCULATION OF REGISTRATION FEE
============================ ========================= ========================== ========================= ========================
                                                           Proposed maximum           Proposed maximum
    Title of securities            Amount to be             Offering price               Aggregate                 Amount of
     to be registered             Registered (1)               per share               Offering price           registration fee
---------------------------- ------------------------- -------------------------- ------------------------- ------------------------
   Deferred Compensation
        Obligations                    N/A                        N/A                   $20,000,000                  $1,840
============================ ========================= ========================== ========================= ========================

(1) This Registration Statement covers $20,000,000 of deferred compensation obligations which may be offered or sold pursuant to the Pharmacia Savings Plus Plan and an indeterminate number of plan interests in the Pharmacia Savings Plus Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.       Incorporation of Documents by Reference.
              ---------------------------------------

              The following documents filed with the U.S. Securities and Exchange Commission (the "Commission") by Pharmacia Corporation (the "Company") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this Form S-8 Registration Statement (the "Registration Statement") and made a part hereof:

              1. The Company's Annual Report on Form 10-K for the year ended December 31, 2001 (the "2001 10-K"); and

              2. The  Company's  Current  Report  on Form 8-K filed on April 30,
2002.

              3. The Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002.

              4. The description of the Common Stock of the Registrant contained in the Registration Statement on Form S-4, which was filed with the Commission on February 22, 2000, including any amendment thereto or report filed for the purpose of updating such description.

              All documents and reports filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified shall not be deemed to constitute a part of the Registration Statement except as so modified and any statement so superseded shall not be deemed to constitute a part of this Registration Statement.

Item 4.       Description of Securities.
              -------------------------

              Not Applicable

Item 5.       Interests of Named Experts and Counsel.
              --------------------------------------

              Not Applicable

Item 6.       Indemnification of Directors and Officers.
              -----------------------------------------

              Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933 (the "Securities Act"). The Company's Certificate of Incorporation and By-laws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Company has also purchased and maintained insurance for its officers, directors, employees or agents against liabilities which an officer, a director, an employee or an agent may incur in his capacity as such.

Item 7.       Exemption from Registration Claimed.
              -----------------------------------

              Not Applicable

Item 8.       Exhibits.
              --------

                      Exhibit Numbers                                       Exhibit
                  ------------------------ --------------------------------------------------------------------------
                             4             Certificate  of  Incorporation  and  By-laws  of  Pharmacia   Corporation
                                           (incorporated by reference to the Registrant's  Registration Statement on
                                           Form S-4 filed with the Commission on February 22, 2000.)
                             5             Opinion of Counsel
                            5.1            Consent of Counsel (incorporated by reference to Exhibit 5)
                           23.1            Consent of PricewaterhouseCoopers LLP

Item 9.       Undertakings.
              ------------

              The undersigned hereby undertakes:

                    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
              Statement:

                           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

              provided, however, that subparagraphs (1)(i) and (1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those subparagraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                    (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                    (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

              The undersigned Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the State of New Jersey on June 28, 2002.

                                     PHARMACIA CORPORATION

                                     By: /s/ Fred Hassan
                                         ---------------------------------------
                                     Name:  Fred Hassan
                                     Title: Chairman and Chief Executive Officer


                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or amendment thereto has been signed below as of June 28, 2002 by or on behalf of the following persons in the capacities indicated below.

                                Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Don W. Schmitz, attorney for him or her and in his or her name and on his or her behalf to sign the Registration Statement on Form S-8, and any amendments thereto, of Pharmacia Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the issue and sale of shares of Common Stock of Pharmacia Corporation pursuant to the provisions of the Pharmacia Corporation Savings Plus Plan, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.


Signature                                          Title
---------                                          -----

/s/ Fred Hassan                                    Chairman and Chief
-------------------------------------              Executive Officer
Fred Hassan                                        (Principal Executive Officer)

/s/ Christopher J. Coughlin                        Executive Vice President
-------------------------------------              and Chief Financial Officer
Christopher J. Coughlin                            (Principal Financial Officer)

/s/ Robert G. Thompson                             Senior Vice President
-------------------------------------              and Controller (Principal
Robert G. Thompson                                 Accounting Officer)


/s/ Frank C. Carlucci                              Director
-------------------------------------
Frank C. Carlucci


/s/ M. Kathryn Eickhoff                            Director
-------------------------------------
M. Kathryn Eickhoff


/s/ Michael Kantor                                 Director
-------------------------------------
Michael Kantor


/s/ Gwendolyn S. King                              Director
-------------------------------------
Gwendolyn S. King


/s/ Philip Leder                                   Director
-------------------------------------
Philip Leder


/s/ R.L. Berthold Lindqvist                        Director
-------------------------------------
R.L. Berthold Lindqvist


/s/ Olof G. Lund                                   Director
-------------------------------------
Olof G. Lund


/s/ C. Steven McMillan                             Director
-------------------------------------
C. Steven McMillan


/s/ William U. Parfet                              Director
-------------------------------------
William U. Parfet


/s/ William U. Parfet                              Director
-------------------------------------
William U. Parfet

/s/ Ulla B. Reinius                                Director
-------------------------------------
Ulla B. Reinius


/s/ William D. Ruckelshaus                         Director
-------------------------------------
William D. Ruckelshaus


/s/ Bengt I. Samuelsson                            Director
-------------------------------------
Bengt I. Samuelsson


The Plan. Pursuant to the requirements of the Securities Act of 1933, the Pharmacia Savings Plus Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on June 28, 2002.

PHARMACIA SAVINGS PLUS PLAN


By:  /s/ Peter J. McCauley
     ---------------------------------------------------------
     Peter J. McCauley, Director, Retirement and Savings Plans

                                                  INDEX TO EXHIBITS



                      Exhibit Numbers                                       Exhibit
                   ------------------------ --------------------------------------------------------------------------
                             4             Certificate  of  Incorporation  and  By-laws  of  Pharmacia   Corporation
                                           (incorporated by reference to the Registrant's  Registration Statement on
                                           Form S-4 filed with the Commission on February 22, 2000.)
                             5             Opinion of Counsel
                            5.1            Consent of Counsel (incorporated by reference to Exhibit 5)
                           23.1            Consent of PricewaterhouseCoopers LLP
                  ------------------------ --------------------------------------------------------------------------